EXHIBIT 32.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of MacroChem Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

1) Company's Annual Report on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company's Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           /s/ Bernard R. Patriacca
                           -----------------------------------------------------
                           Bernard R. Patriacca
                           Vice President, Chief Financial Officer and Treasurer


Dated: March 31, 2005
       --------------



A signed original of this written statement required by Section 906 has been provided to MacroChem Corporation and will be retained by MacroChem Corporation and furnished to the Securities and Exchange Commission or its staff upon request.




                                       81